                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                      November 21, 2002 (November 1, 2002)
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                           WESTBURY METALS GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                                    New York

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                 (State or other jurisdiction of incorporation)

                 033-42408                      11-3023099
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          (Commission File Number) (IRS Employer Identification Number)

               210 Dartmouth Street, Pawtucket, Rhode Island 02860
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                    (Address of principal executive offices)

                                 (401) 725-6800
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              (Registrant's telephone number, including area code)

                   750 Shames Drive, Westbury, New York 11590
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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.
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     The secured lenders of Westbury Metals Group,  Inc., and its  subsidiaries, including Westbury Alloys, Inc., Westbury  International,  Inc., Westbury Realty
Management,  Inc. and Reliable PrecMet,  Inc. (f/k/a Reliable  West-Tech,  Inc.)
(collectively,  "Westbury")  who hold  security  interests in all of  Westbury's assets are in the process of executing on their security interests. As a result,
Westbury has terminated business operations and is in the process of liquidating all of its assets.  It currently  appears that the proceeds from the disposition of Westbury's assets will be insufficient to repay the secured debt,  leaving no funds to pay amounts owed to Westbury's  vendors and other  unsecured  creditors and no equity for Westbury's shareholders.

     The  Registrant  was unable to renew its directors  and officers  liability insurance and the directors of the Registrant have resigned.

Item 7.  Financial Statements and Exhibits.
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(a)      Financial Statements of Businesses Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         Not applicable.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WESTBURY METALS GROUP, INC.

                                             By: /s/ Michael Huber
                                                 --------------------------
                                                 Michael Huber
                                                 President and CEO

Date:  November 21, 2002